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                                                                    Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

      We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Shaman Pharmaceuticals, Inc. 1992 Stock Option
Plan of our report dated January 5, 1996, with respect to the financial statements of Shaman Pharmaceuticals, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1995, filed with the Securities and Exchange Commission.



                                                         /s/ Ernst & Young LLP

Palo Alto, California
July 29, 1996